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                                                                    Exhibit (j)





                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Financial Highlights" in Registration Statement under the Securities Act of 1933 and Post-Effective Amendment No. 15 under the Investment Company Act of 1940 to the Registration Statement (Form N-1A, No. 811-7384) and related Prospectus and Statement of Additional Information of Nicholas-Applegate Investment Trust.


Los Angeles, California
January 14, 1999